UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 17, 2020, P&F Industries, Inc. (the “Company”) executed a promissory note (the “Note”) in favor of BNB Bank (the “Lender”) evidencing an unsecured loan in the aggregate principal amount of $2,929,200 (the “PPP Loan”) which was guaranteed by the U.S. Small Business Administration (“SBA”). The Loan was made pursuant to the Paycheck Protection Program (the “PPP”) established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), which was enacted on March 27, 2020 and provides for loans to qualifying businesses for amounts up to 2.5 times the average monthly payroll expenses of qualifying business. All the funds under the PPP Loan were disbursed to the Company on April 20, 2020.

The Note provides for a fixed interest rate of one percent per year with a term of two years from the date of the first disbursement of the PPP Loan. No payments are due on the PPP Loan for six-month period (the “Deferment Period”) beginning from the date of first disbursement of the PPP Loan, however, interest will continue to accrue during the Deferment Period. At the end of the Deferment Period, the Company shall pay all accrued and unpaid interest outstanding that is not subject to forgiveness (discussed below). The unpaid, unforgiven principal balance of the Note outstanding at the end of the Deferment Period shall be payable in eighteen (18) equal consecutive installments of principal and interest payable (based upon an 18 month amortization schedule) commencing on the seven-month anniversary of the date of the Note and ending on the date of maturity of the PPP Loan. The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties, subject to certain notice requirements.

Under the PPP and pursuant to the Note, the Company can apply for and be granted forgiveness of a portion of the PPP Loan in an amount equal to the sum of costs incurred during the eight-week period (the “Measurement Period”) beginning on the date of the first disbursement of the PPP Loan including: payroll costs; any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation); any payment on a covered rent obligation; and any covered utility payment, in each case calculated in accordance with the terms of the CARES Act. The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the PPP, including the provisions of Section 1106 of the CARES Act, which among other things includes provisions that reduce forgiveness based on the termination of employees or reduction of salaries during the Measurement Period. Additionally, not more than 25% of the amount forgiven can be attributable to non-payroll costs. The terms of any forgiveness may also be subject to further regulations and guidelines the SBA may adopt. The Company will carefully monitor all qualifying expenses and other requirements necessary to properly maximize loan forgiveness; however, no assurance can be provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The Note also provides for customary representations and warranties and default provisions.

Effective April 17, 2020, the Company, its subsidiaries Florida Pneumatic Manufacturing Corporation (“Florida Pneumatic”) and Hy-Tech (together with the Company and Florida Pneumatic, collectively, “Borrowers”) and the Registrant’s subsidiaries Jiffy Air Tool, Inc. (“Jiffy”), ATSCO Holdings Corp. (“ATSCO”), Bonanza Properties Corp. (“Properties”), Continental Tool Group, Inc. (“Continental Tool”), Countrywide Hardware, Inc. (“Countrywide”), Embassy Industries, Inc. (“Embassy”), Exhaust Technologies, Inc. (“Exhaust”) and Hy-Tech Illinois, Inc. (formerly known as DaVinci Purchase Corp., and together with Jiffy, ATSCO, Properties, Continental Tool, Countrywide, Embassy and Exhaust, collectively, “Guarantors”) entered into a Payroll Protection Program Consent (the “Consent”) with Capital One, National Association, as agent (the “Agent”) for the lenders (the “Lenders”) from time to time party to the Loan Agreement (as defined below). The Consent relates to the Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2017, as amended from time to time (the “Loan Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders.

The Consent allowed the Company to accept the PPP Loan and agrees that such PPP Loan shall not be deemed to constitute “Debt” under the Loan Agreement for any purpose except to the extent such PPP Loan is outstanding from and after the first anniversary of the date such PPP Loan is incurred (or such later date as Agent shall otherwise agree in writing).The Consent also provides that the Company may establish and maintain an account with BNB to be used exclusively for receiving and disbursing the proceeds of the PPP Loan. The Consent also contains certain related covenants, representations and warranties of the Borrowers and Guarantors.

The foregoing descriptions of the Note and the Consent do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and the Consent, attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Items

On April 23, 2020, the Company issued a press release (the “Press Release”) announcing the PPP Loan. A copy of the Press Release is furnished as Exhibit 99.1 hereto

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Note, dated April 17, 2020, by the Company in favor of BNB Bank.
10.2	Payroll Protection Program Consent, dated as of April 17, 2020 among the Borrowers, the Guarantors, the Agent and the Lenders.
99.1	Press Release, dated April 23, 2020, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P&F INDUSTRIES, INC.

Date: April 23, 2020

	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer